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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):            JUNE 14, 1999



                            CRYSTAL GAS STORAGE, INC.
               (Exact name of registrant as specified in charter)



         LOUISIANA                     1-8715                    72-0163810
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)




       229 MILAM STREET, SHREVEPORT, LOUISIANA                    71101
      (Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (318) 222-7791


                               CRYSTAL OIL COMPANY
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

         Crystal Oil Company, a Louisiana corporation, changed its name to Crystal Gas Storage, Inc., effective June 14, 1999. The change was effected pursuant to a provision of the Louisiana Business Corporation Law and authorized by the Company's Board of Directors in order to more accurately reflect the Company's primary business.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CRYSTAL GAS STORAGE, INC.



Dated: June 15, 1999                          /s/ Paul E. Holmes
                                              ----------------------------------
                                                          Paul E. Holmes
                                                     Vice President/Controller
                                                  (Principal Accounting Officer)



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